Dated:  January 25, 2006

Rate Swap Transaction

Re:   BNY Reference No. 37240

Ladies and Gentlemen:

The purpose of this letter agreement (“Agreement”) is to confirm the terms and conditions of the rate Swap Transaction entered into on the Trade Date specified below (the “Transaction”) between The Bank of New York (“BNY”), a trust company duly organized and existing under the laws of the State of New York, and the Supplemental Interest Trust of the First Franklin Mortgage Loan Trust 2006-FF1  (the  “Counterparty”), as represented by Wells Fargo Bank, N.A. not in its individual capacity, but solely as Securities Administrator of the Supplemental Interest Trust under the Pooling and Servicing Agreement, dated and effective January 1, 2006,  among HSI Asset Securitization Corporation, as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer, Securities Administrator and Custodian (“Master Servicer”), National City Home Loan Services, Inc., as Servicer, First Franklin Financial Corporation, as Mortgage Loan Seller and Deutsche Bank National Trust Company as Trustee (the “Pooling and Servicing Agreement”), . This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a “Confirmation” as referred to in the “ISDA Form Master Agreement” (as defined below), as well as a “Schedule” as referred to in the ISDA Form Master Agreement.

1.

This Agreement is subject to the 2000 ISDA Definitions (the “Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”).  You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency—Cross Border) form (the “ISDA Form Master Agreement”) but, rather, an ISDA Form Master Agreement, as modified by the Schedule terms in Section 4 of this Confirmation (the “Master Agreement”), shall be deemed to have been executed by you and us on the date we entered into the Transaction.  In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:

Rate Swap

Notional Amount:

With respect to any Calculation Period the amount set forth for such period on Schedule I attached hereto.

Trade Date:

January 24, 2006

Effective Date:

February 25, 2006

Termination Date:

August 25, 2009

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate:

4.8000%

Fixed Rate Payer

Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer

Payment Date:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Day

Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

BNY

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing March 25, 2006 and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:

USD-LIBOR-BBA, provided however, the Relevant Rate for the initial Calculation Period shall be determined on February 22, 2006

Designated Maturity:

One month

Floating Rate Day

Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Days:

Any day other than (i) a Saturday or Sunday, or (ii) day on which banking institution in the states of New York, Maryland, or Minnesota are closed.

Business Day Convention:

Following

Calculation Agent:

BNY

Additional Payments:

The Bank of New York shall pay HSBC Bank, USD 800,000.00 on January 27, 2006

3.

Additional Provisions:

(a)

Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein.

(b)

Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) and Fitch Ratings (“Fitch”), has been provided notice of the same and confirms in writing (including by facsimile transmission) within five Business Days after such notice is given that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the Series 2006-FF1 Mortgage Pass-Through Certificate of the First Franklin Mortgage Loan Trust 2006-FF1 (the “Certificates”).

4.

Provisions Deemed Incorporated in a Schedule to the Master Agreement:

1)

The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2)

Termination Provisions.  Subject to the provisions of paragraph 12 below, for purposes of the Master Agreement:

(a)

 “Specified Entity” is not applicable to BNY or Counterparty for any purpose.

(b)

 “Breach of Agreement” provision of Section 5(a)(ii) will not apply to BNY or Counterparty.

(c)

“Credit Support Default” provisions of Section 5(a)(iii) will not apply to BNY or Counterparty.

(d)

 “Misrepresentation” provisions of Section 5(a)(iv) will not apply to BNY or Counterparty.

(e)

 “Default under Specified Transaction” is not applicable to BNY or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BNY or Counterparty.

(f)

The “Cross Default” provisions of Section 5(a)(vi) will not apply to BNY or to Counterparty.

(g)

The “Bankruptcy” provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(h)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to BNY or Counterparty.

(i)

The “Automatic Early Termination” provision of Section 6(a) will not apply to BNY or to Counterparty.

(j)

Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

 (i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(k)

“Termination Currency” means United States Dollars.

3)

Tax Representations.

Payer Representations.  For the purpose of Section 3(e) of this Agreement, BNY and Counterparty make the following representations:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

(ii)

the satisfaction of the agreement contained in Section 4 (a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4 (a)(i) or 4(a)(iii) of this Agreement; and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice of its legal or commercial position.

Payee Representations. For the purpose of Section 3(f) of this Agreement, BNY and Counterparty make the following representations.

The following representation will apply to BNY:

BNY is a trust company duly organized and existing under the laws of the State of New York and its U.S. taxpayer identification number is 135160382.

The following representation will apply to the Counterparty:

(The beneficial owner of payments made to it under this Agreement is a “U.S. person” (as that term is used in section 1.1441-4(a)(3)(ii) of United States Treasury Regulations) for United States federal income tax purposes.

4)

Documents to be delivered.  For the purpose of Section 4(a):

(a)  Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation
BNY and Counterparty	Any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any tax.	Upon the execution and delivery of this Agreement	Yes
(b) Other documents to be delivered are:

BNY

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, or any Confirmation, as the case may be

		Upon the execution and delivery of this Agreement	Yes
Counterparty Agreement

(i) a copy of the executed Pooling Agreement, and (ii) an incumbency certificate verifying the true signatures and authority of the person or persons signing this letter agreement on behalf of the Counterparty

		Delivery of execution copy within 15 days of closing	Yes

BNY	A copy of the most recent publicly available regulatory call report.	Promptly after request by the other party	Yes
BNY

Any documents required by the receiving party to evidence the authority of the delivering party or its Credit Support Provider, if any, for it to execute and deliver this Agreement, any Confirmation, and any Credit Support Documents to which it is a party, and to evidence the authority of the delivering party or its Credit Support Provider to perform its obligations under this Agreement, such Confirmation and/or Credit Support Document, as the case may be

		Upon the execution and delivery of this Agreement	Yes
BNY	Legal Opinion as to enforceability of the Swap Agreement	Upon the execution and delivery of this Agreement.	Yes

Counterparty

Certified copy of the Board of Directors resolution (or equivalent authorizing documentation) which sets forth the authority of each signatory to the Confirmation signing on its behalf and the authority of such party to enter into Transactions contemplated and performance of its obligations hereunder.

	Upon the execution and delivery of this Agreement.	Yes

5)  Miscellaneous.

(a)

Address for Notices:  For the purposes of Section 12(a) of this Agreement:

Address for notices or communications to BNY:

The Bank of New York

Swaps and Derivative Products Group

Global Market Division

32 Old Slip 15th Floor

New York, New York 10286

Attention: Steve Lawler

with a copy to:

The Bank of New York

Swaps and Derivative Products Group

32 Old Slip 16th Floor

New York, New York 10286

Attention: Andrew Schwartz

Tele: 212-804-5103

Fax: 212-804-5818/5837

(For all purposes)

Address for notices or communications to the Counterparty:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention:

Facsimile: 410-715-2380

Telephone: 410-884-2000

(For all purposes)

(b)

Process Agent.  For the purpose of Section 13(c):

BNY appoints as its

Process Agent:

Not Applicable

The Counterparty appoints as its

Process Agent:

Not Applicable

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BNY nor the Counterparty have any Offices other than as set forth in the Notices Section and BNY agrees that, for purposes of Section 6(b) of this Agreement, it shall not in future have any Office other than one in the United States.

(d)

Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

BNY is not a Multibranch Party.

The Counterparty is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is BNY.

(f)

Credit Support Document.  Not applicable for either BNY or the Counterparty.

(g)

Credit Support Provider.

BNY:

Not Applicable

The Counterparty:

Not Applicable

(h)

Governing Law.  The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)

Severability.

If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j)

Consent to Recording.

  Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k)

Waiver of Jury Trial.

Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(l)

Non-Recourse.   Notwithstanding any provision herein or in the ISDA Form Master Agreement to the contrary, the obligations of Counterparty hereunder are limited recourse obligations of Counterparty, payable solely from the Trust Fund (as defined in the Pooling Agreement) and the proceeds thereof to satisfy Counterparty's obligations hereunder. In the event that the Trust Fund and proceeds thereof should be insufficient to satisfy all claims outstanding and following the realization of the Trust Fund and the distribution of the proceeds thereof in accordance with the Pooling Agreement, any claims against or obligations of Counterparty under the ISDA Form Master Agreement or any other confirmation thereunder, still outstanding shall be extinguished and thereafter not revive.

(m)

Proceedings.  BNY shall not institute against or cause any other person to institute against, or join any other person in instituting against the Counterparty, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any of the laws of the United States or any other jurisdiction for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Series 2006-FF1 Mortgage Pass-Through Certificate of the First Franklin Mortgage Loan Trust 2006-FF1 (the “Certificates”)

(n)

The ISDA Form Master Agreement in hereby amended as follows:

The word “third” shall be replaced by the word “second” in the third line of Section 5(a)(i) of the ISDA Form Master Agreement.

(o)

“Affiliate” will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(p)

Securities Administrator’s Capacity.  It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator pursuant to the Pooling Agreement in the exercise of the powers and authority conferred and vested in it thereunder (ii) each of the representations, undertakings and agreements herein made on behalf of First Franklin Mortgage Loan Trust 2006-FF1 is made and intended not as personal representations of the Securities Administrator but is made and intended for the purpose of binding only the Trust, and (iii) under no circumstances will Wells Fargo Bank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

(q)

Securities Administrator’s Representation. Wells Fargo Bank, N.A., as Securities Administrator, represents and warrants that:

It has been directed under the Pooling Agreement to enter into this letter agreement as Securities Administrator on behalf of First Franklin Mortgage Loan Trust 2006-FF1.

6)  Section 3 of the ISDA Form Master Agreement is hereby amended by adding, before the close parenthesis in the introductory sentence thereof, the words ", and, in the case of the representations in Section 3(g) and 3(h), at all times", and, at the end thereof, the following Sections 3(g) and 3(h):

“(g)

Relationship Between Parties.

Each party represents to the other party on each date when it enters into a Transaction that:

(1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

(2) Evaluation and Understanding.

(i) Each party is acting for its own account and has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction; it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into such transaction; it being understood that information and explanations related to the terms and conditions of such transaction shall not be considered investment advice or a recommendation to enter into such transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of the transaction; and

(ii)  It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume (and does, in fact assume) those risks, financially and otherwise.

(3) Purpose. (A) It is an “eligible contract participant” within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended; (B) this Agreement and each Transaction is subject to individual negotiation by such party; and (C) neither this Agreement nor any Transaction will be executed or traded on a “trading facility” within the meaning of Section 1a(33) of the Commodity Exchange Act, as amended.

(4) Principal. The other party is not acting as a fiduciary or an advisor for it in respect of this Transaction.

(h)

ERISA. (Pension Plans).  Each party represents and warrants at all times hereunder that it is not a pension plan or employee benefits plan and that it is not using assets of any such plan or assets deemed to be assets of such a plan in connection with this Transaction.

7)

Set-off.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The last sentence of the first paragraph of Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

8)

Additional Termination Events.  The following Additional Termination Events will apply, in each case with respect to Counterparty as the sole Affected Party (unless otherwise provided below):

(i)

BNY fails to comply with the Downgrade Provisions as set forth in Section 9.  For all purposes of this Agreement, BNY shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Section 8(i).

(ii)

Notice of Master Servicer's intention to exercise its option (either at the direction of the Depositor or it’s own right) to purchase the Mortgage Loans pursuant to Section 10.01 of the Pooling and Servicing Agreement, is given by the Trustee to Certificateholders pursuant to Section 11.01(b) of the Pooling and Servicing Agreement.  The Early Termination Date with respect to such Additional Termination Event shall be the Distribution Date upon which the Trust Fund shall terminate and final payment is made in respect of the Certificates.

(iii)

If the Trustee is unable to pay its Class A Certificates or fails or admits in writing its inability to pay its Class A Certificates as they become due, then an Additional Termination Event shall have occurred with respect to Counterparty and Counterparty shall be the sole Affected Party with respect to such Additional Termination Event

(iv)

If the Trustee (as defined in the Pooling and Servicing Agreement) permits the Pooling and Servicing Agreement to be amended in a manner which could have a material adverse affect on BNY without first obtaining the prior written consent of  BNY, where such consent is required under the Pooling and Servicing Agreement.

9)

Ratings Event.

(i)

For purposes of this Transaction:

(a)

A “Collateralization Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is reduced to “P-1 on watch for downgrade” or below, and its long-term unsecured and unsubordinated debt is reduced to ”A1 on watch for downgrade” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “Aa3 on watch for downgrade” or below) by Moody’s, or

(y)

its short-term unsecured and unsubordinated debt rating is reduced below “A-1” by S&P or “F-1” by Fitch.

Such ratings are referred to herein as the “Approved Ratings Thresholds.”

(b)

A “Ratings Event” shall occur with respect to BNY (or any applicable credit support provider) if:

(x)

its short-term unsecured and unsubordinated debt rating is withdrawn or reduced to “P-2” or below by Moody’s and its long-term unsecured and unsubordinated debt is reduced to “A3” or below (or, if it has no short-term unsecured and unsubordinated debt rating, its long term rating is reduced to “A2” or below) by Moody’s, or

(y)

its long-term unsecured and unsubordinated debt rating is withdrawn  or reduced below “BBB-” by S&P or Fitch.

For purposes of (a) and (b) above, such events include those occurring in connection with a merger, consolidation or other similar transaction by BNY or any applicable credit support provider), but shall not be deemed to occur if, within 30 days thereafter, each of Moody’s, S&P and Fitch has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto.  For the avoidance of doubt, a downgrade of the rating on the Certificates could occur in the event that BNY does not post sufficient collateral.

(c)

Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of Moody’s, S&P and Fitch and receive from each a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

(ii)

Subject in each case to satisfaction of the Rating Agency Condition:

(a)

If a Collateralization Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, within thirty (30) days of such Collateralization Ratings Event, at its own expense, (a) assign this Transaction to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (b) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, (c) post collateral under agreements and other instruments satisfactory to Moody’s, S&P and Fitch, which will be sufficient to restore the immediately prior ratings of the Certificates, or (d) establish any other arrangement satisfactory to Moody’s, S&P and Fitch which will be sufficient to restore the immediately prior ratings of the Certificates.

(b)

If a Ratings Event occurs with respect to BNY (or any applicable credit support provider), then BNY shall, at its own expense, (a) assign this Transaction within ten (10) Business Days of such Ratings Event to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by the Counterparty, which approval shall not be unreasonably withheld, (b) obtain a guaranty of, or a contingent agreement of, another person with the Approved Rating Thresholds to honor BNY’s obligations under this Agreement, provided that such other person is approved by the Counterparty, such approval not to be unreasonably withheld, or (c) establish any other arrangement satisfactory to Moody’s, S&P and Fitch which will be sufficient to restore the immediately prior ratings of the Certificates.

10)

Additional Provisions.  Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BNY is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BNY shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BNY as the Affected Party or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BNY as the Burdened Party. For purposes of the Transaction to which this Agreement relates, Counterparty’s only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

11)

 BNY will, unless otherwise directed by the Securities Administrator, make all payments hereunder to the Securities Administrator.  Payment made to the Securities Administrator at the account specified herein or to another account specified in writing by the Securities Administrator shall satisfy the payment obligations of BNY hereunder to the extent of such payment.

Account Details and

Settlement Information:

Payments to BNY:

The Bank of New York

Derivative Products Support Department

32 Old Slip, 16th Floor

New York, New York 10286

Attention: Renee Etheart

ABA #021000018

Account #890-0068-175

Reference: Interest Rate Swap

Payments to HSBC:

HSBC Bank USA N.A., NY

ABA Number: 021-001-088

Account Number: 713-009268

Reference: FFML Trust 2006-FF1

Attention: Anthony Castro

Payments to Counterparty:

PLEASE PROVIDE

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this agreement and returning it via facsimile to Derivative Products Support Dept., Attn:  Dax Braga/Kenny Au-Yeung at 212-804-5818/5837.  Once we receive this we will send you two original confirmations for execution.

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

THE BANK OF NEW YORK

By:     /s/ Stephen M. Lawler

Name:  Stephen M. Lawler

Title: Managing Director

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

SUPPLEMENTAL INTEREST TRUST, FIRST

FRANKLIN MORTGAGE LOAN TRUST 2006-FF1

By:  Wells Fargo Bank, N.A., not in

its individual capacity but solely as

Securities Administrator

By:     /s/ Amy Doyle

Name:  Amy Dole

Title: Vice President

SCHEDULE I

All dates subject to adjustment in accordance with the Following Business Day Convention.

Accrual Start Date	Accrual End Date	Notional Amount in USD
2/25/2006	3/25/2006	949,481,702.79
3/25/2006	4/25/2006	936,418,649.22
4/25/2006	5/25/2006	920,013,910.12
5/25/2006	6/25/2006	900,283,993.63
6/25/2006	7/25/2006	877,277,390.81
7/25/2006	8/25/2006	851,075,955.97
8/25/2006	9/25/2006	821,795,746.86
9/25/2006	10/25/2006	789,587,485.88
10/25/2006	11/25/2006	754,636,476.55
11/25/2006	12/25/2006	717,166,381.59
12/25/2006	1/25/2007	681,497,732.71
1/25/2007	2/25/2007	647,543,332.66
2/25/2007	3/25/2007	615,220,721.57
3/25/2007	4/25/2007	584,451,409.68
4/25/2007	5/25/2007	555,160,685.95
5/25/2007	6/25/2007	527,277,484.44
6/25/2007	7/25/2007	500,734,211.27
7/25/2007	8/25/2007	475,466,270.30
8/25/2007	9/25/2007	451,412,331.78
9/25/2007	10/25/2007	428,486,512.82
10/25/2007	11/25/2007	388,885,976.66
11/25/2007	12/25/2007	353,148,951.79
12/25/2007	1/25/2008	320,898,766.98
1/25/2008	2/25/2008	291,748,278.74
2/25/2008	3/25/2008	265,391,038.63
3/25/2008	4/25/2008	249,593,236.48
4/25/2008	5/25/2008	234,667,147.42
5/25/2008	6/25/2008	220,563,953.53
6/25/2008	7/25/2008	203,610,968.56
7/25/2008	8/25/2008	187,965,605.72
8/25/2008	9/25/2008	173,515,404.66
9/25/2008	10/25/2008	173,515,404.66
10/25/2008	11/25/2008	164,390,575.40
11/25/2008	12/25/2008	153,546,380.31
12/25/2008	1/25/2009	143,502,356.77
1/25/2009	2/25/2009	135,426,063.06
2/25/2009	3/25/2009	127,811,397.48
3/25/2009	4/25/2009	120,631,636.98
4/25/2009	5/25/2009	113,861,621.05
5/25/2009	6/25/2009	107,477,659.71
6/25/2009	7/25/2009	101,457,662.49
7/25/2009	8/25/2009	95,780,384.90